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                                                                    Exhibit 32.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of American Reprographics Company (the "Company") on Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Sathiyamurthy Chandramohan, as Chief Executive Officer of the Company, and Mark
W. Legg, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, respectively, that (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2005



                                        /s/ SATHIYAMURTHY CHANDRAMOHAN
                                        ----------------------------------------
                                        Sathiyamurthy Chandramohan
                                        Chief Executive Officer and
                                        Chairman of the Board


                                        /s/ MARK W. LEGG
                                        ----------------------------------------
                                        Mark W. Legg
                                        Chief Financial Officer and Secretary